EXHIBIT 32.2

 CERTIFICATION
PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)
UNDER THE SECURITIES AND EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Diamond Entertainment Corporation (the "Company") for the quarter ended June 30, 2006, I, Jeffrey I. Schillen, Executive President, Sales and Marketing and Co-Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Jeffrey I Schillen
                                                Jeffrey I. Schillen
                            Title: Executive Vice President, Sales and
           Marketing and Co-Chief Executive Officer
                                                Date: August 21, 2006